Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Mairs & Power Minnesota Municipal Bond ETF (the “Fund”)
(MINN)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated August 5, 2022 to the
Summary Prospectus and Prospectus dated April 30, 2022

Effective immediately, the Fund will no longer consider investing in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”) as a principal investment strategy. Accordingly, all references to inverse floaters in the Fund’s Prospectus and Summary Prospectus under the headings “Principal Investment Strategies” and “Principal Risks of Investing in the Fund” and in the Fund’s Prospectus under the heading “Principal Risks” are hereby deleted. The Fund’s Prospectus and Summary Prospectus are hereby revised as indicated below.

Prospectus - Summary Section

The section titled “Principal Investment Strategies” is hereby revised to read as follows:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in municipal debt securities that pay interest that is exempt from regular federal income tax and Minnesota state income tax (collectively, “Municipal Securities”). Generally, these Municipal Securities are issued by or on behalf of the State of Minnesota and its political subdivisions, agencies, authorities and instrumentalities, and by other qualified issuers located in Minnesota. The Fund may invest up to 20% of its net assets in debt securities that pay interest subject to taxation, including the federal alternative minimum tax (“AMT”).

The Fund can invest in all types of Municipal Securities, including municipal lease obligations (and certificates of participation in such obligations), insured municipal bonds, municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds, and pre-refunded and escrowed to maturity bonds. In addition, Municipal Securities include securities issued by custodial receipt trusts, which are investment vehicles the underlying assets of which are municipal bonds. Municipal Securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. The Fund may invest in Municipal Securities of any duration and any maturity and does not seek to maintain a particular dollar-weighted average maturity. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to obtain exposure to certain Municipal Securities, or for liquidity or other reasons. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Under normal market conditions, the Fund will invest at least 75% of its net assets in securities that are, at the time of investment, rated investment grade (i.e., rated Baa3/BBB- or above) by at least one nationally recognized statistical rating organization (“NRSRO”), but may invest up to 25% of its net assets at the time of investment in non-investment-grade securities, which are not in default (i.e., rated within B3/B- to Ba1/BB+, sometimes called “junk bonds”), as well as unrated securities. The Fund is not permitted to invest in securities that are rated below B3/B- or equivalent NRSRO ratings, or securities deemed either in default or near default by the Fund’s investment adviser, Mairs & Power, Inc. (the “Adviser”). The Fund will consider pre-refunded or escrowed-to maturity bonds using U.S. Treasury securities or U.S. government agency securities, regardless of rating, to be investment grade securities.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”). Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.

The Fund does not seek to replicate any index and is actively managed. The Adviser employs primarily a buy and hold strategy seeking income rather than capital returns. The Adviser conducts fundamental analysis on the issue prior to purchasing debt securities. The Adviser may choose to sell securities for a variety of reasons, such as deteriorating credit or to secure gains, limit losses, extend or shorten duration, or redeploy assets into more promising opportunities.

The disclosure under “Credit Risk” and “Inverse Floating Rate Obligations Risk” in the section titled “Principal Risks of Investing in the Fund” is hereby revised as follows:

Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. Credit risk is the risk that an issuer or other obligated party of a municipal bond may default or fail to pay interest and principal payments when due, and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments.

Inverse Floating Rate Obligations Risk is removed in its entirety.

Prospectus – Fund Details

The disclosure under “Credit Risk” and “Inverse Floating Rate Obligations Risk” in the section titled “Principal Risks” is hereby revised as follows:

Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments.

Inverse Floating Rate Obligations Risk is removed in its entirety.

Please retain this Supplement with your Summary Prospectus
and Prospectus for future reference.

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